SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  July 20, 2000 (July 19, 2000)
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                           UNITED WATER RESOURCES INC.
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                  1-858-6                      22-2441477
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(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)            File Number)               Identification No.)

200 Old Hook Road, Harrington Park, New Jersey                          07640
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (201) 784-9434
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On August 20, 1999, United Water Resources Inc. (the "Company") entered into an Agreement and Plan of Merger with Lyonnaise American Holding, Inc., LAH Acquisition Co. ("LAH"), and Suez Lyonnaise des Eaux ("SLDE"), pursuant to which the Company will become a wholly-owned subsidiary of SLDE but will retain its corporate existence. The Company publicly announced receipt of the approval of the New York State Public Service Commission to consummate the Company's merger with LAH in a press release dated July 19, 2000. This approval represented the last remaining federal or state approval needed to complete the transaction. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

     The press release filed as an exhibit hereto contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements are subject to various risks and uncertainties. For a discussion of factors that could cause actual results to differ materially from those projected in the forward-looking statements, see the Note to subsection (A) of Item 1, and the subsection entitled "Prospective Information" of Item 7, in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  UNITED WATER RESOURCES INC.

Dated: July 20, 2000                         By:
                                                  /s/ Donald Correll
                                                  Name: Donald Correll
                                                  Title: Chief Executive Officer


                                  Exhibit Index

Exhibit
Number     Description

99.1       Press Release of United Water Resources Inc. issued on July 19, 2000.